DRYDEN CALIFORNIA MUNICIPAL FUND

California Series

Prospectus Dated October 28, 2005

Supplement Dated December 8, 2006

The proposed reorganization of the California Series, a series of Dryden California Municipal Fund, into the California Income Series, also a series of Dryden California Municipal Fund, has received the required approval of the shareholders of the California Series. The reorganization is expected to occur as of the close of business on the New York Stock Exchange on December 15, 2006. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into California Series will be at the close of business on Friday, December 8, 2006. Purchases and exchanges into the California Series after December 8, 2006 will be blocked, subject to certain limited exceptions for omnibus purchases.

LR0094